Exhibit 99.2

                                  CERTIFICATION
                                       OF
                                 PERIODIC REPORT

     I, Brian T. Cahill, Vice President and Chief Financial Officer of MGP Ingredients, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-K of the Company for the period ended September 30, 2002, (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2002

                                     /s/ Brian T. Cahill
                                     Brian T. Cahill
                                     Vice President and Chief Financial Officer